Harbor Fund
Supplement to Statement of Additional Information dated March 1, 2005 (as revised June 15, 2005)

Portfolio Holdings Disclosure Policy
Non-public portfolio holdings information is disclosed to SS&C Technologies, Inc., which provides services to Armstrong Shaw Associates Inc. (Armstrong Shaw), for the sole purpose of assisting Armstrong Shaw in performing its services as Subadviser to the Harbor
Large Cap Value Fund.

Dated:  September 27, 2005